WATERSIDE CAPITAL CORPORATION

2005 Annual Report

Letter to Stockholders	1

Five-Year Summary of Selected Financial Data	2

Management’s Discussion And Analysis	3

Report of Independent Registered Public Accounting Firm	11

Financial Statements	12

Corporate Information	Inside Back Cover

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

Waterside reported a net increase in stockholders’ equity resulting from operations of $1,481,000 or $1.02 per share for fiscal 2005. The increase was due to unrealized gains on investments recognized on our investments in Avery Holdings, LLC and New Dominion Pictures, LLC. The unrealized gain of $1,958,000 recognized on New Dominion Pictures, LLC was due to its improved valuation. The unrealized gain of $2,320,000 recognized on our investment in Avery Holdings, LLC was due to the initial public offering of Billing Services Group, Inc. of which Avery owns approximately 11%. These unrealized gains were somewhat offset by unrealized losses recognized on our investments in Caldwell/VSR, Inc. of $1,515,000 and LVTS, Inc. of $1,638,000. The unrealized loss on Caldwell was due to its foreclosure and subsequent valuation write down. The unrealized loss on LVTS was due to its eroding valuation.

The company’s fiscal 2005 operations increased its net asset value per common share from $9.82 per share at June 30, 2004 to $10.83 per share at June 30, 2005.

During fiscal 2005, the company received approximately $4.3 million from the sales of various investments and principal collected on debt securities. These funds received were utilized for new investments and to retire $2,000,000 of SBA guaranteed debt.

For the future, we continue to see significant opportunities for new investments, which we expect to fund with proceeds from several of our investments that we anticipate maturing during the coming year. Additionally, we are exploring new sources of capital to fund the potential new investments.

On behalf of our directors and employees, we thank you for your continued support.

J. Alan Lindauer

President & CEO

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

(757) 626-1111 • (757) 626-0114 Fax • E-mail to waterside@watersidecapital.com

NASDAQ Symbol WSCC

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	2001	2002	2003	2004	2005
Summary of Earnings Information:
Operating Income:
Dividends	$2,865,832	$2,007,981	$1,444,822	$1,059,292	$767,035
Interest on debt securities	1,008,202	1,220,768	1,353,940	1,412,148	1,470,747
Interest on notes receivable	—	12,723	36,596	166,052	311,244
Interest on cash equivalents	17,642	22,989	41,067	16,575	29,851
Fee and other income	354,827	462,522	316,321	357,120	123,054

Total operating income	4,246,503	3,726,983	3,192,746	3,011,187	2,701,931
Operating Expenses:
Interest expense	1,913,544	2,019,865	2,025,651	1,896,734	1,806,302
Other	1,668,727	1,577,290	1,331,368	1,385,099	1,315,039

Total operating expenses	3,582,271	3,597,155	3,357,019	3,281,833	3,121,341
Recovery related to investee litigation, net	—	—	615,018	—	—

Net operating income (loss) before income taxes	664,232	129,828	450,745	(270,646)	(419,410)
Income tax expense (benefit)	(675,000)	—	—	—	—

Net operating income (loss)	1,339,232	129,828	450,745	(270,646)	(419,410)
Realized gain (loss) on investments, net of income taxes (1)	73,372	(3,213,047)	(6,896,966)	2,642,556	499,752
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	(6,247,984)	(237,934)	10,585,917	(349,930)	1,400,795

Net increase (decrease) in stockholders’ equity resulting from operations	$(4,835,380)	$(3,321,153)	$4,139,696	$2,021,980	$1,481,137

Net operating income (loss) per share — basic and diluted	$0.85	$0.08	$0.29	$(0.18)	$(0.29)
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted	$(3.06)	$(2.11)	$2.66	$1.34	$1.02
Weighted average number of shares outstanding	1,581,430	1,576,306	1,554,646	1,505,493	1,456,675

	At June 30,
	2001	2002	2003	2004	2005
Balance Sheet Information:
Loans and investments at fair value (3):
Debt securities	$6,514,395	$8,463,170	$10,549,973	$12,766,273	$10,651,875
Equity securities	23,146,571	15,304,120	12,547,868	9,858,319	10,140,938
Options and warrants	4,025,942	3,879,533	6,320,902	5,965,298	6,525,602
Assets acquired in liquidation of portfolio securities	—	—	—	250,000	2,597,054
Notes receivable	—	235,000	1,800,042	4,513,630	4,655,156

Total Loans and Investments	33,686,908	27,881,823	31,218,785	33,353,520	34,570,625
Cash and cash equivalents	1,089,386	5,417,202	5,857,852	3,210,968	1,822,028
Total assets	38,378,758	35,081,369	38,881,380	38,499,312	37,854,684
Debentures payable	25,400,000	25,400,000	25,400,000	23,400,000	21,400,000
Total stockholders’ equity	11,999,011	8,605,658	12,719,754	14,300,283	15,781,420

(1)	Amount presented net of income tax expense of $40,000 for 2001 and $0 for 2002, 2003, 2004, and 2005.
(2)	Amounts have been presented net of deferred income tax expense (benefit) of $191,000, $550,000, $0, $0 and $0 respectively, for the years ended June 30, 2001, 2002, 2003, 2004 and 2005.
(3)	The Company’s loans and investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA). The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the loans and investments was $41,702,728, $35,349,098, $28,335,143, $30,819,808, and $30,636,118 at June 30, 2001, 2002, 2003, 2004 and 2005, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s fiscal year 2005 financial statements and the notes thereto and the other information included elsewhere in this report.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in equity and debt securities to finance the growth, expansion and modernization of small private businesses, primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (SBA) as a Small Business Investment Company (SBIC) under the Small Business Investment Act of 1958. In October 1996 the Company made its first portfolio investment. In January 1998 the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income comes from interest earned on cash equivalents. The Company’s operating expenses primarily consist of interest expense on borrowings and payroll and other expenses incidental to operations. Waterside currently has 5 full time employees.

Loans and Investments

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The cost and fair value of the Company’s loans and investments at June 30, 2004 and 2005 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2004	2005	2004	2005
Subordinated Debt	41.4%	40.0%	38.3%	30.8%
Preferred Stock	36.3	23.7	27.0	27.1
Common Equity	1.9	1.8	2.6	2.2
Options and Warrants	3.4	4.8	17.9	18.9
Assets Acquired in Liquidation of Portfolio Securities	2.4	14.5	0.7	7.5
Notes Receivable	14.6	15.2	13.5	13.5

Total	100.0%	100.0%	100.0%	100.0%

The following tables show the loans and investments by geographic region and industry grouping at June 30, 2004 and 2005:

	Cost June 30,		Fair Value June 30,
Geographic Region	2004	2005	2004	2005
Mid Atlantic	48.7%	48.3%	56.0%	55.7%
Southwest	8.3	16.7	8.9	11.5
Midwest	12.8	12.8	11.8	18.1
Northeast	27.8	19.8	22.4	14.5
West	2.4	2.4	0.9	0.2

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2004	2005	2004	2005
Service	16.1%	16.1%	14.1%	15.1%
Manufacturing	32.8	34.8	32.6	27.6
Telecommunications	21.4	19.8	16.4	14.5
Healthcare	—	4.6	—	4.1
Information Technology	9.9	3.6	7.7	1.2
Media	12.6	12.7	23.3	29.3
Other	7.2	8.4	5.9	8.2

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

2005 Compared to 2004

For the year ended June 30, 2005, total operating income was $2,702,000 compared to $3,011,000 reported for fiscal 2004. This reflects a decrease of $309,000 or 10.3% from the amount reported for fiscal 2004 primarily due to the reversal of $365,000 in previously accrued dividends associated with the Venture Com, Inc. early payout. Income was also reduced due to management’s decision to discontinue accrual of dividend and interest income on various investments due to the uncertainty of collection of the income. The operating income reported for year ended June 30, 2005 consisted of dividends of $767,000, interest on debt securities of $1,471,000, interest on notes receivable of $311,000, interest on cash equivalents of $30,000 and fee and other income of $123,000. For the year ended June 30, 2004 total operating income consisted of dividends of $1,059,000, interest of debt securities of $1,412,000, interest on notes receivable of $166,000, interest on cash equivalents of $17,000 and fee and other income of $357,000.

Total operating expenses declined from $3,282,000 for the year ended June 30, 2004 to $3,121,000 reported for the year ended June 30, 2005. The reduction of $161,000 or 4.9% in operating expenses when comparing fiscal 2005 to fiscal 2004 was primarily due to the Company’s election to prepay $2,000,000 in debentures payable to the SBA on September 1, 2003 and an additional prepayment of $2,000,000 on March 1, 2005 with the associated reduction in interest expense. Total operating expenses for the year ended June 30, 2005 consisted of interest expense of $1,806,000, salaries and benefits of $765,000, legal and accounting expense of $130,000, and other operating expenses of $420,000. For the year ended June 30, 2004 total operating expenses consisted of interest expense of $1,897,000, salaries and benefits of $810,000, legal and accounting expenses of $107,000, and other operating expenses of $468,000.

The Company’s net operating loss was $419,000 for the year ended June 30, 2005 compared to a net operating loss of $271,000 reported for the year ended June 30, 2004. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is not more likely than not that those benefits could be realized. Because the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generated significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2005.

During the year ended June 30, 2005, the Company realized a gain on investments of $500,000 due to the sale of warrants in two investments. During the year ended June 30, 2004, the Company realized a gain on investments of $2,643,000 due primarily from a gain of $2,667,000 from the sale of its common stock of Signius Investment Corporation and a gain of $1,200,000 from the sale of its warrants in FireKing International. These realized gains were offset by a realized loss of $1,255,000 due to the foreclosure and resulting write off of Digital Square, Inc.

The increase in unrealized appreciation of $1,401,000 for the year ended June 30, 2005 was due to the recognition of various unrealized gains and losses on portfolio investments due to their changing valuations. Significant appreciation was realized on Avery Holdings, LLC of $2,320,000 due to its holdings in a publicly traded entity. Additionally the Company’s valuation in New Dominion Pictures, LLC was increased $1,958,000 due to its improving valuation. These increases were partially offset by depreciation recognized in the Company’s investment in Caldwell/VSR, Inc. of $1,515,00 due to its foreclosure and subsequent valuation change. The Company additionally recognized unrealized depreciation on its investment in Lakeview Technologies Solutions, Inc. of $1,638,000 due to eroding valuation.

The net increase in stockholders equity resulting from operations of $1,481,000 for the year ended June 30, 2005 or $1.02 per share compared to an increase of $2,022,000 or $1.34 for the year ended June 30, 2004 due to the various items noted above.

2004 Compared to 2003

For the year ended June 30, 2004, total operating income was $3,011,000 compared to $3,193,000 reported for fiscal 2003. This reflects a decrease of $182,000 or 5.7% from the amount reported for fiscal 2003 due primarily to management’s decision to discontinue the accrual of dividend and interest income on various investments due to the uncertainty of collection of the income. Additionally, the Company elected to discount non-current dividends receivable by $152,000 to reflect the present value of the scheduled future payments. The operating income reported for the year ended June 30, 2004 consisted of dividends of $1,059,000, interest on debt securities of $1,412,000, interest on notes receivable of $166,000, interest on cash equivalents of $17,000 and fee and other income of $357,000. For the year ended June 30, 2003, total operating income consisted of dividends of $1,445,000, interest on debt securities of $1,354,000, interest on notes receivable of $37,000, interest on cash equivalents of $41,000 and fee and other income of $316,000.

Total operating expenses declined from $3,357,000 for the year ended June 30, 2003 to $3,282,000 reported for the year ended June 30, 2004. The reduction of $75,000 or 2.2% in operating expenses when comparing fiscal 2004 to fiscal 2003 was primarily due to the Company’s election to prepay $2,000,000 in debentures payable to the SBA on September 1, 2003 and its associated reduction in interest expense. The Company also realized a reduction in legal expense due to reduced litigation and legal services during fiscal 2004. Total operating expenses for the year ended June 30, 2004 consisted of interest expense of $1,897,000, salaries and benefits of $810,000, legal and accounting expense of $107,000, and other operating expenses of $468,000. For the year ended June 30, 2003 total operating expenses consisted of interest expense of $2,026,000, salaries and benefits of $700,000, legal and accounting expense of $251,000 and other operating expenses of $381,000. At June 30, 2004 the Company was in compliance with the SBA guidelines for management expense.

During the year ended June 30, 2003, litigation involving two former investees was settled. As a result, a recovery of $615,000 of legal and other expenses associated with these litigations, net of expenses, was recorded in net operating income during the year.

The Company’s net operating loss was $271,000 for the year ended June 30, 2004 compared to net operating income of $451,000 reported for the year ended June 30, 2003. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is not more likely than not that those benefits could be realized. Because the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of the deferred tax asset at June 30, 2004.

During the year ended June 30, 2004, the Company realized a gain on investments of $2,643,000 due primarily from a gain of $2,667,000 from the sale of its common stock of Signius Investment Corporation and a gain of $1,200,000 from the sale of its warrants in FireKing International. These realized gains were offset by a realized loss of $1,255,000 due to the foreclosure and resulting write off of Digital Square, Inc. During the year ended June 30, 2003, the Company realized a loss on investments of $6,897,000 due primarily to the realization of the previously recorded unrealized losses related to the Capital Market Group investment of $1,480,000, the JMS Worldwide, Inc. investment of $2,069,000, the National Assisted Living investment of $1,040,000 and the Phoenix Fabrication, Inc. investment of $912,000. The Company additionally realized a loss of its investment in Jubilee Tech International of $2,427,000. These losses were partially offset by a realized gain of $1,363,000 on the sale of warrants in the Answernet, Inc. investment.

The increase in unrealized depreciation of $350,000 for the year ended June 30, 2004 was due to a combination of the reversal of unrealized appreciation and depreciation related to the previously discussed net realized gains and in recognition of unrealized gains and losses on various portfolio investments due to their changing valuations. The increase in unrealized appreciation of $10,586,000 for the year ended June 30, 2003 was due to a combination of the reversal of unrealized depreciation related to the previously discussed realized loss on five individual investee companies and the recognition of unrealized gains on two investments due to their improved valuations. The Company recorded write ups on its investments in New Dominion Pictures, LLC of $3,398,000 and its investment in Signius Investment Corporation of $1,459,000 during fiscal 2003 and recognized numerous smaller additional gains and losses on its individual investments.

The net increase in stockholders equity resulting from operations of $2,022,000 for the year ended June 30, 2004 or $1.34 per share compared to an increase of $4,140,000 or $2.66 per share for the year ended June 30, 2003 due to the various items noted above.

Financial Condition, Liquidity and Capital Resources

At June 30, 2005, the Company’s loans and investments totaled $34.6 million compared to the $33.4 million reported at June 30, 2004. For fiscal 2005 the Company funded $1.8 million in new investments and received proceeds from the sales of investments and principal collected on debt securities of $4.3 million. For fiscal 2004, the Company funded $2.8 million in new investments and received proceeds from the sales of investments and principal collected on debt securities of $3.4 million. The Company also accepted a $3,000,000 note receivable for the sale of its common stock in Signius Investment Corporation during fiscal 2004. The Company’s cash position at June 30, 2005 declined to $1.8 million from the $3.2 million reported June 30, 2004, due primarily to the Company’s election to prepay $2,000,000 in outstanding Small Business Administration (SBA) debentures on March 1, 2005. The Company had previously elected to prepay $2,000,000 in outstanding SBA debentures on September 1, 2003.

The net asset value for common shares increased to $10.83 per share at June 30, 2005 from the $9.82 per share reported at June 20, 2004.

For the year ended June 30, 2005, the net cash used in operating activities was $731,000 compared to $766,000 used during the year ended June 30, 2004. The net cash provided by investing activities was $1,342,000 for the year ended June 30, 2005 compared to $606,000 provided during the fiscal year ended June 30, 2004. The Company used $2,000,000 during the year ended June 30, 2005 to prepay SBA guaranteed debt and used $2,486,000 during the year ended June 30, 2004 primarily to additionally prepay $2,000,000 in SBA guaranteed debt during the year and also $441,000 to repurchase its own stock during the year ended June 30, 2004.

The Company utilizes cash flow from operations, proceeds from borrowings under lines of credit and approved SBA leverage, and proceeds from investments repayment and sales to fund its operations in investments. Based on the Company’s current regulatory capital, the SBA has approved the issuance of up to $29.9 million of debentures for the Company of which $21.4 million have been issued at June 30, 2005. The Company also maintains a short term line of credit agreement which allows for maximum borrowing of $1,000,000 at June 30. 2005. Under regulations governing the SBIC programs available, SBA leverage is determined based on the SBIC’s regulatory capital and investment portfolio mix. Management is continuing to evaluate various strategic alternatives for the Company, including but not limited to raising additional equity capital, exploring other sources of financing through the SBA and managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations.

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings (Deficit) after adjustment for non-includable gains on securities exceeds the regulatory limits. If the adjusted deficit is greater than the calculated maximum impairment percentage, 50% for the Company as of June 30, 2005, the Company is considered to have impaired capital. As of June 30, 2005, the Company had a capital impairment percentage of approximately 36%.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2005 (in thousands):

	Total	2006	2007	2008	2009	2010	Thereafter
Contractual Obligations —
Operating leases	$101	$38	$38	$25	—	—	—
Borrowings —
SBA Debentures	$21,400	—	—	—	$8,300	$7,000	$6,100
Commitments:
Revolving credit facility	—	—	—	—	—	—	—
Employment contracts	—	—	—	—	—	—	—

Operating Leases

The Company leases its office facility and various office equipment under non-cancelable operating leases. The termination date of the leased office space is March 1, 2008.

SBA Debentures

The SBA has approved the issuance of up to $29,900,000 of debentures for the Company. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments and retirement of various equity interests. The debentures are subject to a prepayment penalty for the first five years they are outstanding. During 1999, the Company utilized $12,300,000 of the available facility, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on September 1, 2009. On September 1, 2003 and again on March 1, 2005, the Company elected to prepay $2,000,000 of the $6,300,000 maturing September 1, 2009. During 2000, the Company utilized an additional $7,000,000 which bears interest at 8.64% and matures on March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2010 and $3,000,000 which bears interest at 6.89% and matures on September 1, 2011. Currently, $8,500,000 of the approved amount remains available.

Revolving Credit Facility

The Company has a line of credit with a financial institution with a total availability of $1,000,000. The line bears interest at the bank’s prime rate. There were no outstanding borrowings under the line at June 30, 2005. The line of credit expires on November 1, 2005.

Employment Contract

The Company has an employment contract with one member of management. This employment agreement is terminable by the Company with or without cause. In the event that the employment agreement is terminated without cause and provided that the executive complies with the confidentiality and non-competition covenants, he will be entitled to receive all payments as defined in the respective agreement. The contract extends through January 2006.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgments or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgments and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy, which is the Model Valuation Policy as published by the SBA. The policy presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. The Company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change value over a long period of time, that the Company does not intend to trade the securities, and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under its valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of debt and equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The Company is exposed to a degree of risk of public market price fluctuations as two of the Company’s twenty-one investments are in thinly traded, small public companies, whose stock prices have been volatile. The other investments are in private business enterprises. Since there is typically no public market for the equity interests of small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of securities of $34.6 million at June 30, 2005, and $33.4 million at June 30, 2004, would have resulted in unrealized gains or losses and would have changed net increase in stockholder’s equity resulting from operations for the year by 23% and 17% respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value of risk in an effort to ensure that that Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected net increase in stockholders’ equity resulting from operations negligibly over a twelve-month horizon.

Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

Forward Looking Statements

Included in this report and other written and oral information by management from time to time, including reports to shareholders, semi-annual shareholder letters, filings with the Securities and Exchange Commission, news releases and investors presentations, are forward-looking statements about business objectives and strategies, market potential, the Company’s ability to expand the geographic scope of its investments, the quality of the Company’s due diligence efforts, its financing plans, its vendors, suppliers, and portfolio companies, future financial performance and other matters that reflect management’s expectations as of the date made.

Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management — including, but not limited to, the average maturity of our investments, the potential to realize investments gains as these investments mature, investment opportunities, results, performance or expectations — may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. In addition to the above factors, other important factors that may affect the Company’s performance include: the risks associated with the performance of the Company’s portfolio companies, dependencies on key employees, interest rates, the level of economic activity, and competition, as well as other risks described from time to time in the Company’s filings with the Commission, press releases, and other communications. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 31, 2005, the Company had 100 stockholders of record and approximately 355 beneficial owners. The following table sets forth the range of high and low bid prices of the Company’s common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2005.

	Net Asset Value Per Share(1)	Bid Price
		High	Low	Close
1998
Third Quarter	$8.18	$11.750	$10.750	$10.875
Fourth Quarter	8.24	11.375	10.125	11.125

1999
First Quarter	$8.25	$11.375	$9.000	$9.250
Second Quarter	8.37	10.620	7.500	8.500
Third Quarter	8.71	8.750	6.500	7.250
Fourth Quarter	8.90	7.875	6.000	6.750

2000
First Quarter	$8.98	$7.063	$6.625	$6.875
Second Quarter	11.13	9.438	6.625	9.000
Third Quarter	12.16	10.750	7.563	8.375
Fourth Quarter	10.65	8.500	6.500	6.500

2001
First Quarter	$10.44	$7.000	$4.000	$6.250
Second Quarter	9.75	6.250	2.531	3.750
Third Quarter	8.35	5.250	3.250	3.250
Fourth Quarter	7.59	4.000	3.000	3.650

2002
First Quarter	$8.00	$3.700	$2.000	$2.300
Second Quarter	6.76	4.750	2.250	2.740
Third Quarter	5.92	3.400	1.870	1.890
Fourth Quarter	5.52	2.990	1.390	2.600

2003
First Quarter	$5.82	$2.780	$1.670	$2.000
Second Quarter	5.70	3.700	1.520	2.400
Third Quarter	5.53	4.400	2.130	2.900
Fourth Quarter	8.21	3.410	2.500	2.670

2004
First Quarter	$8.28	$4.190	$2.530	$3.950
Second Quarter	8.81	4.420	3.490	3.810
Third Quarter	10.13	7.720	3.610	7.000
Fourth Quarter	9.82	8.720	5.250	5.500

2005
First Quarter	$9.81	$5.550	$4.100	$4.850
Second Quarter	9.41	5.600	4.150	4.880
Third Quarter	7.81	5.780	4.610	5.150
Fourth Quarter	10.83	5.460	3.410	4.050

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Stockholders and Board of Directors

Waterside Capital Corporation

Norfolk, Virginia

We have audited the accompanying balance sheets of Waterside Capital Corporation, including the schedule of loans and investments, as of June 30, 2005 and 2004 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the three-year period ended June 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

Norfolk, Virginia

August 19, 2005

WATERSIDE CAPITAL CORPORATION

BALANCE SHEETS

JUNE 30, 2004 AND 2005

	2004	2005
ASSETS:
LOANS AND INVESTMENTS:
Investments in portfolio companies at fair value (note 2)
Debt securities	$12,766,273	$10,651,875
Equity securities	9,858,319	10,140,938
Options and warrants	5,965,298	6,525,602

Total portfolio securities, cost of $25,562,056 and $21,548,133 at June 30, 2004 and 2005, respectively	28,589,890	27,318,415
Assets acquired in liquidation of portfolio securities	250,000	2,597,054
Notes receivable	4,513,630	4,655,156

TOTAL LOANS AND INVESTMENTS	33,353,520	34,570,625

CURRENT ASSETS:
Cash and cash equivalents	3,210,968	1,822,028
Current portion of dividends receivable	89,244	18,291
Interest receivable	130,811	152,713
Prepaid expenses	44,726	44,850
Other current assets	8,808	36,816

TOTAL CURRENT ASSETS	3,484,557	2,074,698

Dividends receivable, excluding current portion	1,013,000	702,574
Property and equipment, net (note 3)	29,665	4,291
Deferred financing costs, net	618,570	502,496

TOTAL ASSETS	$38,499,312	$37,854,684

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$2,250	$1,170
Accrued interest	622,117	567,167
Accrued expenses (note 4)	174,662	104,927

TOTAL CURRENT LIABILITIES	799,029	673,264

Debentures payable (note 5)	23,400,000	21,400,000

TOTAL LIABILITIES	24,199,029	22,073,264

STOCKHOLDERS’ EQUITY (note 7):
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,456,675 at June 30, 2004 and 2005 respectively	1,456,675	1,456,675
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	14,204,223	14,204,223
Net unrealized appreciation on investments	2,533,712	3,934,507
Undistributed accumulated earnings (loss)	(3,894,327)	(3,813,985)

TOTAL STOCKHOLDERS’ EQUITY	14,300,283	15,781,420

Commitments and contingencies (notes 2, 11, 12, and 13)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$38,499,312	$37,854,684

Net asset value per common share	$9.82	$10.83

See accompanying notes to financial statements

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2003, 2004 AND 2005

	2003	2004	2005
OPERATING INCOME:
Dividends	$1,444,822	$1,059,292	$767,035
Interest on debt securities	1,353,940	1,412,148	1,470,747
Interest on notes receivable	36,596	166,052	311,244
Interest on cash equivalents	41,067	16,575	29,851
Fee and other income	316,321	357,120	123,054

TOTAL OPERATING INCOME	3,192,746	3,011,187	2,701,931

OPERATING EXPENSES:
Salaries and benefits	699,679	809,923	764,891
Legal and accounting	251,050	106,677	129,882
Interest expense	2,025,651	1,896,734	1,806,302
Other operating expenses	380,639	468,499	420,266

TOTAL OPERATING EXPENSES	3,357,019	3,281,833	3,121,341

Recovery related to investee litigation, net (note 11)	615,018	—	—

Net operating income (loss) before income taxes	450,745	(270,646)	(419,410)
Income tax expense (benefit) (note 6)	—	—	—

NET OPERATING INCOME (LOSS)	450,745	(270,646)	(419,410)
Realized gain (loss) on investments, net of income taxes of $0, $0 and $0 for 2003, 2004 and 2005, respectively	(6,896,966)	2,642,556	499,752
Change in unrealized appreciation (depreciation) on investments, net of income tax expense of $0, $0 and $0 for 2003, 2004 and 2005 respectively	10,585,917	(349,930)	1,400,795

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$4,139,696	$2,021,980	$1,481,137

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE — BASIC AND DILUTED	$2.66	$1.34	$1.02

Weighted average shares outstanding	1,554,646	1,505,493	1,456,675

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2003, 2004, AND 2005

	Common Stock		Additional paid-in capital	Net unrealized appreciation (depreciation) on investments	Undistributed accumulated earnings (loss)	Total stockholders’ equity
	Shares	Amount
Balance at June 30, 2002	1,557,630	$1,557,630	$14,570,319	$(7,702,275)	$179,984	$8,605,658
Net operating income	—	—	—	—	450,745	450,745
Net realized loss on investments	—	—	—	—	(6,896,966)	(6,896,966)
Increase in net unrealized appreciation on investments	—	—	—	10,585,917	—	10,585,917
Repurchase of outstanding stock	(9,000)	(9,000)	(16,600)	—	—	(25,600)

Balance at June 30, 2003	1,548,630	$1,548,630	$14,553,719	$2,883,642	$(6,266,237)	$12,719,754

Balance at June 30, 2003	1,548,630	$1,548,630	$14,553,719	$2,883,642	$(6,266,237)	$12,719,754
Net operating loss	—	—	—	—	(270,646)	(270,646)
Net realized gain on investments	—	—	—	—	2,642,556	2,642,556
Decrease in net unrealized appreciation on investments	—	—	—	(349,930)	—	(349,930)
Repurchase of outstanding stock	(91,955)	(91,955)	(349,496)	—	—	(441,451)

Balance at June 30, 2004	1,456,675	$1,456,675	$14,204,223	$2,533,712	$(3,894,327)	$14,300,283

Balance at June 30, 2004	1,456,675	$1,456,675	$14,204,223	$2,533,712	$(3,894,327)	$14,300,283
Net operating loss	—	—	—	—	(419,410)	(419,410)
Net realized gain on investments	—	—	—	—	499,752	499,752
Decrease in net unrealized appreciation on investments	—	—	—	1,400,795	—	1,400,795

Balance at June 30, 2005	1,456,675	$1,456,675	$14,204,223	$3,934,507	$(3,813,985)	$15,781,420

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2003, 2004, AND 2005

	2003	2004	2005
Cash flows from operating activities:
Net increase in stockholders’ equity resulting from operations	$4,139,696	$2,021,980	$1,481,137
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash (provided by) used in operating activities:
Unrealized depreciation (appreciation) on investments	(10,585,917)	349,930	(1,400,795)
Realized (gain) loss on investments	6,896,966	(2,642,556)	(499,752)
Accretion of preferred stock and debt investments	(393,507)	(447,767)	(334,459)
Depreciation and amortization	112,088	182,392	142,534
Other non-cash items	42,890	—	(325,000)
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	(136,835)	(254,697)	381,379
Interest receivable	652	(32,877)	(21,902)
Prepaid expenses and other current assets	15,555	20,101	(28,133)
Accounts payable, accrued interest and accrued expenses	(222,459)	37,403	(125,765)
Deferred revenue	(91,626)	—	—

Net cash provided by (used in) operating activities	(222,497)	(766,091)	(730,756)

Cash flows from investing activities:
Recovery of investment	483,250	8,980	—
Investments made in equity securities	(250,000)	—	—
Investments made in debt securities	(2,228,817)	(2,786,951)	(1,791,179)
Principal collected on debt securities	2,262,617	1,566,825	870,758
Proceeds from collection of notes receivable	55,410	286,412	300,588
Proceeds from sales of investments	374,598	1,530,392	3,079,788
Acquisition of equipment	(8,311)	—	(1,085)
Advance for assets acquired in liquidation	—	—	(1,117,054)

Net cash provided by investing activities	688,747	605,658	1,341,816

Cash flows from financing activities:
Repurchase of stock	(25,600)	(441,451)	—
Principal payment on SBA — guaranteed debt	—	(2,000,000)	(2,000,000)
Payment of deferred financing costs	—	(45,000)	—

Net cash used in financing activities	(25,600)	(2,486,451)	(2,000,000)

Net increase (decrease) in cash and cash equivalents	440,650	(2,646,884)	(1,388,940)

Cash and cash equivalents, beginning of year	5,417,202	5,857,852	3,210,968

Cash and cash equivalents, end of year	$5,857,852	$3,210,968	$1,822,028

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$2,025,651	$1,951,683	$1,861,252

Cash paid during the year for income taxes	$—	$—	$—

See accompanying notes to financial statements.

Noncash investing activities:

In March 2003, the Company accepted a debt security in the amount of $33,000 from Triangle Biomedical Sciences for the forgiveness of $33,000 of dividends receivable.

In March 2003, the Company accepted a note receivable for $1,566,000 for the sale of stock warrants in Answernet, Inc., resulting in a realized gain of $1,363,000.

In June 2004, the Company accepted a note receivable for $3,000,000 for the sale of 2,059 shares of common stock in Signius Investment Corporation, resulting in a realized gain of $2,667,405.

In August 2004, the Company accepted a note receivable for $300,000 from Eton Court Asset Management, Ltd. for the forgiveness of interest and dividends receivable.

During the second half of 2005, the Company accepted a note receivable from Crispies, Inc. for the payment of investment banking fees.

See accompanying notes to financial statements.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2003, 2004, and 2005

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first loan to a small business concern in October 1996 and its first equity investment in November 1996.

In January 1998, the Company completed an Initial Public Offering (“IPO”) of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents. Cash and cash equivalents consisted of the following at June 30, 2004 and 2005:

	2004	2005
Cash and cash equivalents in banks	$3,209,873	$1,820,933
Cash deposits in brokerage accounts	1,095	1,095

Total	$3,210,968	$1,822,028

The brokerage account reflected above consists of a deposit account held with a brokerage house to facilitate the trading of stock.

Investment Valuation

Investments are carried at fair value, as determined by the Executive Committee of the Board of Directors. The Company, through its Board of Directors, has adopted the Model Valuation Policy, as published by the SBA, in Appendix III to Part 107 of Title 12 of the Code of Federal Regulations (the “Policy”). The Policy, among other things, presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. Except for interest-bearing securities which are convertible into common stock, interest-bearing securities are valued at an amount not greater than cost, with unrealized depreciation being recognized when value is impaired. Equity securities of private companies are presumed to represent cost unless the performance of the portfolio company, positive or negative, indicates otherwise in accordance with the Policy guidelines. The fair values of equity securities of publicly traded companies are generally based on quoted market prices discounted due to the investment size or market liquidity concerns and for the effect of restrictions on the sale of such securities. Discounts can range from 0% to 40% for investment size and market liquidity concerns. Discounts for restriction on the sale of the investments are 15% in accordance with the provisions of the Policy. The Company maintains custody of its investments as permitted by the Investment Company Act of 1940.

Realized and Unrealized Gain or Loss on Investments

Realized gains or losses recorded upon disposition of investments are calculated as the difference between the net proceeds and the cost basis determined using the specific identification method. All other changes in the value of investments are included as changes in the unrealized appreciation or depreciation in the statement of operations.

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The fair value of the Company’s non-current portion of dividends receivable is determined by discounting the future cash flows using current interest rates. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

Fee Income

Portfolio investment processing fees are recognized as income upon consummation of the related investment transaction.

Property and Equipment

Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. Accumulated amortization was $285,430 and $331,504 at June 30, 2004 and 2005, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares and dilutive common share (equivalents outstanding). Dilutive common share equivalents include all outstanding stock options and warrants after applying the treasury stock method.

Stock Option Plan

As permitted under Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock Based Compensation, the Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB Opinion No. 25), and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the estimated fair value of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Reclassification

Certain amounts reflected in the 2004 financial statements have been reclassified to conform to the 2005 financial statement presentation.

(2) LOANS AND INVESTMENTS

Loans and investments consist primarily of preferred stock, debt securities, options and warrants, assets acquired in liquidation of portfolio securities, and notes receivable obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $33,353,520 and $34,570,625 at June 30, 2004 and 2005 (86.6% and 91.3% of assets), respectively. The valuation process completed by management includes estimates made by management and the Executive Committee in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences could be material.

The notes receivable are due from the purchasers of warrant shares in two investee companies, as payment of investment banking and other fees, and as payment for the forgiveness of interest and dividends receivable.

(3) PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2004 and 2005 consists of the following:

	2004	2005
Furniture and fixtures	$86,895	$86,895
Computer equipment and software	130,333	131,418
Leasehold improvements	8,311	8,311

	225,539	226,624
Less accumulated depreciation and amortization	195,874	222,333

Property and equipment, net	$29,665	$4,291

(4) ACCRUED EXPENSES

Accrued expenses at June 30, 2004 and 2005 consist of the following:

	2004	2005
Accrued accounting and legal expense	$37,553	$66,084
Accrued salaries and benefits	96,417	6,283
Other accrued expenses	40,692	32,560

Total accrued expenses	$174,662	$104,927

(5) DEBENTURES PAYABLE

Based on its existing regulatory capital, the SBA has approved the issuance of up to $29,900,000 of debentures for the Company. All debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is generally 10 years from the date the interest rate is fixed. The debentures are subject to a prepayment penalty for the first five years they are outstanding. During 1999, the Company utilized $12,300,000 of the available amount, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

September 1, 2009. On September 1, 2003, and again on March 31, 2005, the Company elected to prepay $2,000,000 each period of the $6,300,000 maturing September 1, 2009. During 2000, the Company utilized an additional $7,000,000, which bears interest at 8.64% and matures on March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2010 and $3,000,000 of which bears interest at 6.89% and matures on September 1, 2011. At June 30, 2004, $8,500,000 of the approved amount remains available for future borrowing.

(6) INCOME TAXES

The Company had no income tax expense (benefit) attributable to operations for the years ended June 30, 2003, 2004 and 2005.

The 2003, 2004 and 2005 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income before income taxes as follows:

	2003	2004	2005
Computed “expected” tax expense (benefit)	$153,000	$(92,000)	$(143,000)
Nontaxable dividend income	(491,000)	(360,000)	(239,000)
Change in valuation allowance attributable to operations	338,000	452,000	382,000

Total income tax expense (benefit) attributable to opertations	$—	$—	$—

The Company’s deferred tax assets and liabilities at June 30, 2004 and 2005 are as follows:

	2004	2005
Deferred tax assets:
Property and equipment, due to differing depreciation methods	$4,000	$4,000
Capital loss carryforward	2,834,000	2,645,000
Net operating loss carryforward	1,870,000	2,319,000

Total gross deferred tax assets	4,708,000	4,968,000
Less valuation allowance	(3,248,000)	(2,951,000)

Total net deferred tax assets	1,460,000	2,017,000

Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	1,460,000	2,017,000

Net deferred tax assets	$—	$—

The Company’s valuation allowance decreased $172,000 and $297,000 for the years ended June 30, 2004 and 2005, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Because the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2005, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2005, the Company has net operating loss carryforwards for federal income tax purposes of $6,019,000, which are available to offset future federal taxable income, if any, through 2025, and a capital loss carryforward of $6,968,000 available to offset capital gains through 2010.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

(7) STOCKHOLDERS’ EQUITY

Stock Dividend

On December 7, 1999, the Company declared a 6% stock dividend to shareholders of record as of January 14, 2000. On January 31, 2000, the Company issued 89,493 shares of common stock in conjunction with this dividend. Accordingly, amounts equal to the fair market value (based on quoted market prices) of the additional shares issued have been charged to retained earnings and capitalized as common stock and additional paid-in capital. Historical earnings per share, weighted average shares outstanding and net asset value per share have been restated to reflect the 6% stock dividend.

Undistributed Accumulated Earnings

Undistributed accumulated earnings at June 30, 2004 and 2005 consist of the following:

	2004	2005
Undistributed accumulated investment income	$3,038,972	$2,619,562
Undistributed accumulated net realized gains (losses)	(6,933,299)	(6,433,547)

Undistributed accumulated earnings	$(3,894,327)	$(3,813,985)

Effective December 7, 1999, the Executive Committee of the Company’s Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company’s undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

Stock Repurchase Program

During February 2002, the Company’s Board of Directors approved a stock repurchase program. Under the program, the Company can repurchase up to two percent of its regulatory capital over the next year in open market and in privately negotiated transactions. During the year ended June 30, 2004, the Company acquired 91,955 shares of common stock at a total cost of $441,451, or an average price of $4.80 per share, which represents a discount of 51% in relation to the net asset value per share at June 30, 2004.

Stock Option Plan

During 1998, the Company adopted the Waterside Capital Corporation 1998 Employee Stock Option Plan (the “Plan”) pursuant to which the Company may grant stock options to officers and key employees. The Plan, as amended, authorizes the grant of options to purchase up to 212,000 shares of authorized but unissued common stock. Stock options are granted with an exercise price equal to the stock’s fair market value at the date of grant. All stock options have 10-year terms and vest on a graded schedule, at which time they become fully exercisable. At June 30, 2005, there were 69,140 additional shares available for future grant under the Plan.

The per share, weighted-average fair value of all stock options granted is $3.45. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: expected life of five years, expected volatility of 51.01%, expected dividend yield of 0% and risk-free interest rate of 6.23% for options granted in fiscal 2000; expected life of five years, expected volatility of 67.64%, expected dividend yield of 0% and risk-free interest rate of 4.82% for options granted in 2001. No options were granted in fiscal 2002, 2003, or 2005.

Under the Plan, the employee stock options are dividend protected. As a result, the exercise price of the outstanding options was adjusted downward and the number of options increased so as to equalize the holder’s value before and after a stock dividend or split. As a result of the stock dividend described above, all options outstanding were adjusted in accordance with the Plan.

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

The Company applies APB Opinion No. 25 in accounting for the Plan and, accordingly, no compensation cost has been recognized for stock option grants in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company’s net increase (decrease) in stockholders’ equity resulting from operations would have been reflected at the pro forma amounts indicated below:

	2003	2004	2005
Net increase in stockholders’ equity resulting from operations:
As reported	$4,139,696	$2,021,980	$1,481,137
Pro forma	4,083,973	2,021,980	1,481,137
Net increase in stockholders’ equity resulting from operations per share — basic and diluted:
As reported	$2.66	1.34	1.02
Pro forma	2.63	1.34	1.02

Stock option activity during the periods indicated is as follows:

	Number of shares	Weighted-average exercise price
Balance at June 30, 2002	142,860	$6.693
Granted	—

Balance at June 30, 2003	142,860	6.693
Granted	2,000	3.970

Balance at June 30, 2004	144,860	6.655
Cancelled	(2000)	3.970

Balance at June 30, 2005	142,860	$6.693

At June 30, 2003, 2004 and 2005, 142,860 options, respectively, were exercisable.

The range of exercise prices and weighted-average remaining contractual life of outstanding options at June 30, 2005 is $4.125 – $8.25 and 4.9 years, respectively.

(8) NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the calculation of basic and diluted net increase in stockholders’ equity resulting from operations per share for the years ended June 30, 2003, 2004 and 2005:

	2003	2004	2005
Basic net increase in stockholders’ equity resulting from operations per share:
Net increase in stockholders’ equity resulting from operations	$4,139,696	$2,021,980	$1,481,137

Weighted-average number of common shares outstanding	1,554,646	1,505,483	1,456,675

Basic net increase in stockholders’ equity resulting from operations per share	$2.66	$1.34	$1.02

Diluted net increase in stockholders’ equity resulting from operations per share:
Net increase in stockholders’ equity resulting from operations	$4,139,696	$2,021,980	$1,481,137

Weighted-average number of common shares outstanding	1,554,646	1,505,483	1,456,675
Dilutive effect of stock options (as determined by using the treasury stock method)	—	—	—

Weighted-average number of common shares and dilutive common shares outstanding	1,554,646	1,505,483	1,456,675

Diluted net increase in stockholders’ equity resulting from operations per share	$2.66	$1.34	$1.02

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

(9) RELATED PARTY TRANSACTIONS

For the fiscal years ended June 30, 2003, 2004 and 2005 the Company had no reportable related party transactions.

(10) LEASES

The Company has two noncancelable operating leases, primarily for office space, that expire over the next three years.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2005 are:

Year ending June 30,
2006	$37,926
2007	37,926
2008	25,284

Total minimum lease payments	$101,136

Net rental expense for operating leases for the years ended June 30, 2003, 2004 and 2005 was $58,536 and $36,478, and $36,519, respectively.

(11) COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Employment Agreement

The Company has an employment agreement with one active member of management. This agreement provides for a specified annual base salary and certain discretionary and performance-based bonuses. The contract also provides for stock options to be granted to the executive, where the executive may purchase common shares of the Company at the fair value of the Company’s common stock at the time of grant. The agreement expires on January 31, 2006.

Line of Credit

The Company has an open line of credit with a financial institution with a total availability of $1,000,000. The line bears interest at the bank’s prime rate. There were no outstanding borrowings under the line at June 30, 2005. The line of credit expires on November 1, 2005.

Letter of Credit

The company has issued a letter of credit drawn in favor of the Small Business Administration (SBA) through a local financial institution. The purpose of the letter of credit is for credit enhancement of a note receivable used in the company’s capital impairment calculation with the SBA.

Legal Proceedings

The Company is a party to various legal actions which are ordinary, routine litigation incidental to its business. The Company believes that none of those actions, either individually or in the aggregate, will have a material adverse effect on the results of operations or financial position of the Company.

Litigation involving two former investees was settled during fiscal year 2003, and the Company received $1,418,250 in connection with the settlements. A significant portion of the proceeds was considered to be a recovery of the legal expenses incurred during 2002 and 2003 related to these litigations

Capital Impairment

The Company is required to calculate the amount of capital impairment each reporting period based on Small Business Administration (SBA) regulations. The purpose of the calculation is to determine if the Undistributed Net Realized Earnings

WATERSIDE CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS — Continued

(Deficit) after adjustment for non-includable gains on securities exceeds the regulatory limits. If the adjusted deficit is greater than the calculated maximum impairment percentage, 50% for the Company as of June 30, 2004, and 2005, the Company is considered to have impaired capital. As of June 30, 2004, the Company had a capital impairment percentage of 56.09%.

During fiscal year 2004, the Company sold some stock and warrants and took back debt instruments in lieu of cash. Since the transactions occurred with a small non-public company, the debt instruments were not rated and have not been valued by an investment-banking firm. As of June 30, 2004, $4,919,556 of non-cash gains was not includable in the calculation of the impairment percentage and the Company’s capital was impaired. This results in a technical default of the loan agreement with the SBA.

The default of the loan agreement with the SBA may be cured in several ways. Subsequent to June 30, 2004, the Company was advised by the SBA that they had cured the technical default through a credit enhancement of a note receivable with a letter of credit. This resulted in a capital impairment ratio below 50%.

At June 30, 2005, the company’s capital impairment percentage was approximately 36%.

(12) CONCENTRATION OF CREDIT RISK

Most of the Company’s portfolio investment companies are located in the Mid-Atlantic region of the United States. In addition, three of the Company’s portfolio investment companies are in the telecommunications industry. As a result, any adverse impact on the economy of that region or the telecommunications industry could adversely impact the Company’s results of operations and financial position.

(13) FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summary disclosures are made in accordance with the provisions of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Fair value is defined in the statement as the amount at which an instrument could be exchanged in a current transaction between willing parties.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments at June 30, 2004 and 2005:

Cash and cash equivalents, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

Loans and investments:

The Company’s loans and investments are reflected at fair value in the Company’s balance sheets. The fair value of portfolio investments is determined by the Executive Committee of the Board of Directors or by current market prices, if available, in accordance with the Company’s valuation policy (see note 2).

Debentures payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $23,400,000 debentures at June 30, 2004 and $21,400,000 at June 30, 2005 was estimated to be $26,968,000 and $23,639,000, respectively.

(14) EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 8% of their compensation annually with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2003, 2004 and 2005 was $37,765, $33,259, and $36,393, respectively.

SCHEDULE OF LOANS AND INVESTMENTS

The Company’s loans and investments at June 30, 2004 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Avery Communications, Inc.	12/31/2006	$680,681	$680,681
Caldwell / VSR, Inc.	12/16/2006	1,671,490	1,671,490
Caldwell / VSR, Inc.	10/31/2004	800,000	800,000
Diversified Telecom, Inc. (a)	5/19/2002	131,238	152,750
Diversified Telecom, Inc. (a)	10/13/2003	22,250	22,250
EPM Development Systems / New Life	5/29/2004	173,000	173,000
Eton Court Asset Management, Ltd. (a)	11/15/2007	1,177,127	1,177,127
FireKing International, Inc.	12/31/2005	2,000,000	2,000,000
JTI, Inc.	8/1/2008	50,000	50,000
Lakeview Technology Solutions, Inc. (a)	11/1/2007	980,000	980,000
Lakeview Technology Solutions, Inc. (a)	11/1/2009	1,157,779	1,157,779
New Dominion Pictures, LLC	11/1/2010	1,188,246	1,188,246
New Dominion Pictures, LLC	7/1/2006	891,390	891,390
New Dominion Pictures, LLC	7/1/2007	375,000	375,000
Rileen Innovative Technologies, Inc.	11/1/2008	218,977	218,977
Tabet Manufacturing Co., Inc.	5/1/2005	28,928	28,928
Tabet Manufacturing Co., Inc.	12/31/2004	419,638	419,638
Triangle Biomedical Sciences (b)	12/21/2005	200,000	200,000
Triangle Biomedical Sciences (b)	6/30/2005	391,916	391,916
Triangle Biomedical Sciences (b)	6/30/2005	187,101	187,101

Total debt securities		12,744,761	12,766,273

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Primal Solutions, Inc. Common Stock	200,000	$4,000	$41,000

Private Companies:
AmeriComm Direct Marketing, LLC Common Stock	27,696	28	434,000
Answernet, Inc. (Signius Invest Corp) Preferred Stock	700	420,775	420,775
Avery Communications, Inc. Preferred Stock (a)	1,250,000	1,250,000	1,250,000
Diversified Telecom, Inc. Preferred Stock (a)	1,500	1,500,000	—
EPM Development Systems / New Life Preferred Stock	1,500	1,500,000	1,500,000
Eton Court Asset Management, Ltd Preferred Stock (a)	1,000	1,000,000	783,873
Eton Court Asset Management, Ltd Common Stock	56,863	34,700	—
Fairfax Publishing Co., Inc. Preferred Stock	600	600,000	600,000
Lakeview Technology Solutions, Inc. Preferred Stock (a)	500	469,015	—
New Dominion Pictures, LLC Preferred Stock	250	250,000	250,000
Rileen Innovative Technologies, Inc.	420	33,500	33,500
Triangle Biomedical Sciences Common Stock (b)	54,743	223,738	223,738
Triangle Biomedical Sciences Preferred Stock (a & b)	2,200	2,190,433	2,190,433
VentureCom, Inc. Convertible Preferred Stock	278,164	2,000,000	2,000,000
Wireless Systems Engineering, Inc. Common Stock (b)	48,000	281,000	131,000

Total equity securities		11,757,189	9,858,319

SCHEDULE OF LOANS AND INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Answernet, Inc.	16,937	4.00	$65,149	$427,000
Caldwell / VSR, Inc.	95,270	5.75	95,270	489,000
Crispies, Inc.	61,650	13.00	2,800	5,260
EPM Development Systems Corp.	201	7.60	11,600	404,000
Fairfax Publishing Co., Inc	1,026	20.30	123,238	426,638
Lakeview Technology Solutions, Inc.	122,000	25.00	122,000	—
New Dominion Pictures, LLC	129	12.94	464,650	4,038,000
Tabet Manufacturing Co., Inc.	487,500	19.50	175,400	175,400

Total options and warrants			1,060,107	5,965,298

Assets Acquired in Liquidation of Portfolio Securities			Cost or Contributed Value	Fair Value
Digital Square, LLC			744,121	250,000

Total assets acquired in liquidation of portfolio securities			744,121	250,000

Notes Receivable		Maturity	Cost or Contributed Value	Fair Value
Charles Dean		9/1/2007	$23,386	$23,386
Duncan McDuff		Demand	49,244	49,244
Executel Communications, Inc.		3/1/2010	1,441,000	1,441,000
Signius Investment Corporation		4/1/2009	3,000,000	3,000,000

Total notes receivable			4,513,630	4,513,630

TOTAL LOANS AND INVESTMENTS			$30,819,808	$33,353,520

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

The Company’s loans and investments at June 30, 2005 consisted of the following:

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Avery Holdings, LLC	12/31/2006	$680,681	$680,681
Diversified Telecom, Inc. (a)	5/19/2002	131,238	178,749
Diversified Telecom, Inc. (a)	10/13/2003	16,250	16,250
EPM Development Systems / New Life	5/29/2004	173,000	173,000
EPM Development Systems / New Life	6/30/2005	1,500,000	1,500,000
Eton Court Asset Management, Ltd.	11/15/2007	1,213,323	1,213,323
FireKing International, Inc.	5/31/2010	1,782,187	1,782,187
JTI, Inc.	8/1/2008	50,000	50,000
Lakeview Technology Solutions, Inc. (a)	11/1/2007	980,000	—
Lakeview Technology Solutions, Inc. (a)	11/1/2009	1,157,779	500,000
New Dominion Pictures, LLC	11/1/2010	1,153,059	1,153,059
New Dominion Pictures, LLC	7/1/2006	1,020,000	1,020,000
New Dominion Pictures, LLC	7/1/2007	275,000	275,000
Restorative Health Care	11/22/2009	1,041,717	1,041,717
Rileen Innovative Technologies, Inc.	11/1/2008	288,892	288,892
Triangle Biomedical Sciences (b)	12/21/2005	200,000	200,000
Triangle Biomedical Sciences (b)	6/30/2005	391,916	391,916
Triangle Biomedical Sciences (b)	6/30/2005	187,101	187,101

Total debt securities		12,242,143	10,651,875

SCHEDULE OF LOANS AND INVESTMENTS — continued

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Primal Solutions, Inc. Common Stock	200,000	$4,000	$27,600

Private Companies:
AmeriComm Direct Marketing, LLC Equity Interest	27,696	28	440,000
Avery Holdings, LLC Equity Interest	1,250,000	1,250,000	3,570,000
Diversified Telecom, Inc. Preferred Stock (a)	1,500	1,500,000	—
Eton Court Asset Management, Ltd Preferred Equity Interest	1,000	1,000,000	1,000,000
Eton Court Asset Management, Ltd Equity Interest	56,863	34,700	34,700
Fairfax Publishing Co., Inc. Preferred Stock	600	600,000	600,000
Lakeview Technology Solutions, Inc. Preferred Stock (a)	500	469,015	—
New Dominion Pictures, LLC Convertible Preferred Equity Interest	250	250,000	2,002,000
Rileen Innovative Technologies, Inc. Common Stock	420	33,500	33,500
Triangle Biomedical Sciences Common Stock (b)	54,743	223,738	223,738
Triangle Biomedical Sciences Preferred Stock (a & b)	2,200	2,200,000	2,200,000
Wireless Systems Engineering, Inc. Common Stock (b)	48,000	273,200	9,400

Total equity securities		7,838,181	10,140,938

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Answernet, Inc.	16,937	4.00	$65,149	$482,000
Crispies, Inc.	61,650	13.00	2,800	270,000
EPM Development Systems Corp.	201	7.60	11,600	—
Fairfax Publishing Co., Inc	1,026	20.30	123,238	851,580
FireKing International, Inc.	5	0.50	220,000	220,000
Lakeview Technology Solutions, Inc.	122,000	25.00	122,000	—
New Dominion Pictures, LLC	129	12.94	464,650	4,243,650
Restorative Health Care	109.62	20.95	380,000	380,000
Tabet Manufacturing Co., Inc.	487,500	20.50	78,372	78,372

Total options and warrants			1,467,809	6,525,602

Assets Acquired in Liquidation of Portfolio Securities			Cost or Contributed Value	Fair Value
Digital Square, LLC			744,121	30,000
Weslaco Holding, LLC			3,688,708	2,567,054

Total assets acquired in liquidation of portfolio securities			4,432,829	2,597,054

Notes Receivable		Maturity	Cost or Contributed Value	Fair Value
Crispies, Inc.		8/31/2005	$25,000	$25,000
Eton Court Asset Management, Ltd.		8/24/2007	284,156	284,156
Executel Communications, Inc.		3/1/2010	1,341,000	1,341,000
LVTS, Inc.		Demand	5,000	5,000
Signius Investment Corporation		4/1/2009	3,000,000	3,000,000

Total notes receivable			4,655,156	4,655,156

TOTAL LOANS AND INVESTMENTS			$30,636,118	$34,570,625

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

Shareholder Information

Corporate Offices Norfolk, Virginia 500 E. Main Street, Suite 800 Norfolk, VA 23510 Telephone: 757-626-1111 Facsimile: 757-626-0114 waterside@watersidecapital.com

Stock Transfer Agent and Registrar

Investors with questions

concerning account

information, replacing lost or

stolen certificates,

transferring securities or

processing a change

of address should contact:

Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3572

Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information about the Company should

contact:

Gerald T. McDonald

Chief Financial Officer

Telephone: 757-626-1111

Facsimile: 757-626-0114

mcdonald@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’

meeting will be held

Monday, October 17, 2005 at

11:00 a.m., at Kaufman & Canoles,

150 W. Main Street,

Norfolk, Virginia.

All shareholders are invited to attend.

Stock Listing

Waterside Capital Corporation

Common stock is traded on

the NASDAQ Stock Market

under the symbol WSCC

Independent Public Accountants

Witt Mares Eggleston Smith, PLC

Norfolk, Virginia

Corporate Counsel

Kaufman & Canoles

Norfolk, Virginia

Directors and Officers

Directors

Peter M. Meredith, Jr.[1,2,3]

Chairman of the Board

President

Meredith Construction Co.,

Inc.

J. Alan Lindauer[1]

President and Chief Executive Officer

James E. Andrews[2]

Retired

J.W. Whiting Chisman, Jr.[1,2,3]

President

Dare Investment Company

Marvin S. Friedberg

Chief Executive Officer

Virginia Commonwealth

Trading Company

Eric L. Fox

Portfolio Manager

Paine Webber

Roger L. Frost

Retired

Ernest F. Hardee[1,3]

President and Chief

Executive Officer

Hardee Realty Corporation

Henry U. Harris, III

President

Virginia Investment

Counselors, a division of

BB&T Asset Management

T. Richard Litton, Jr.[1]

Executive Vice President and

General Counsel

Harbor Group International, LLC

Robert I. Low[1]

Retired

Augustus C. Miller

President and Chief

Executive Officer

Miller Oil Co, Inc.

Juan M. Montero, II

General and Thoracic

Surgery

R. Scott Morgan, Sr.[1]

President

TowneBank

Jordan E. Sloan

Chairman and Chief

Executive Officer

Harbor Group International, LLC

Officers

J. Alan Lindauer

President and Chief

Executive Officer

Gerald T. McDonald

Secretary and Chief

Financial Officer

Martin N. Speroni

Vice President and

Director of Research

Lex W. Troutman

Vice President and

Business Development

Officer

1  Executive Committee

2  Audit Committee

3  Compensation/ Stock Option Committee

WATERSIDE CAPITAL CORPORATION

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

www.waterside@watersidecapital.com